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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Summary Financial Data", "Selected Financial Data", and "Experts" and to the use of our reports dated March 10, 1997, in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-29141) and related Prospectus of MMI Products, Inc.




                                          /s/ ERNST & YOUNG LLP


Houston, Texas
July 22, 1997